Exhibit 99.1
0 Credit Suisse Healthcare Conference November 14, 2008 Positioned for Profitable Growth

1 NYDOCS1 - #802532v39 /1 Forward Looking Statements This presentation includes "forward-looking statements" involving risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Such forward-looking statements are based on current plans, estimates and expectations, and are made pursuant to the Private Securities Litigation Reform Act of 1995. The company's future results may be materially different from the information expressed in, or implied by, forward-looking statements shared today. To learn some of the important factors that could cause this to happen, please see Triple-S Management's Form 10-K, particularly the Section entitled "Risk Factors." The company undertakes no obligation to update or revise any forward- looking statements.

2 NYDOCS1 - #802532v39 /2 Compelling Long-Term Opportunity Largest managed care company in Puerto Rico with 45+ years of experience Exclusive Blue Shield licensee Leading provider of complementary Life and P&C insurance Capital base to support acquisitions New $40 mil share repurchase authorization Price / book below 1.0x

3 NYDOCS1 - #802532v39 /3 Three Healthy Businesses Premium and Fee Revenue Operating Income ($ in millions) ($ in millions) Note: Includes $6MM of inter-segment premiums. Note: Includes $6MM of inter-segment premiums and $8MM of inter-segment expenses. Total: $1,274 million Total: $50 million Life P&C Managed Care 0.05 0.06 0.89 Managed Care 89% Life 5% P&C 6% Life P&C Managed Care 0.17 0.15 0.68 Managed Care 68% Life 17% P&C 15%

4 NYDOCS1 - #802532v39 /4 Balanced Book of Managed Care Business Managed Care Membership Premium and Fee Revenue ($ in millions) Note: Includes $6MM of inter-segment premiums. Commercial Risk 41% Commercial ASO 1% Reform (Medicaid) 34% Medicare (inc PDP) 7% Total: $1,137 million Commercial Risk 48% Reform (Medicaid) 22% Medicare (inc PDP) 29% Commercial ASO 18%

5 NYDOCS1 - #802532v39 /5 Blue Chip Customer Base with 90%+ Annual Retention Rate No commercial customer* represents more than 3% of total managed care revenue * Excludes government contracts.

6 NYDOCS1 - #802532v39 /6 Blue Cross Blue Shield is Our Competitive Advantage BCBS Membership Growth Over the Last Decade Blue Cross Blue Shield Advantage Nationwide Network: Blue Card Source: Blue Cross Blue Shield Association; BCBSA Enrollment Report, December 31, 2007; U.S. Census Bureau. Source: BCBSA Enrollment Report, December 31, 2007; U.S. Census Bureau. (millions of lives) CAGR: 4.3% Leading market share Strong Blue brand awareness Blue Card creates national and global network Provides member access to continental U.S. (1) Source: Blue Cross Blue Shield Association.

7 NYDOCS1 - #802532v39 /7 Puerto Rico Is a Healthy Market Well-diversified economy Attractive demographics Favorable business environment attracts large U.S. and multinational firms High Annual Growth in Medicare Eligibles(1) High Incidence of Dual-Eligibles (1) Data from U.S. Census Bureau. Note: Dual eligibles defined as a person who qualifies for both Medicare and the Reform on the basis of age and income, respectively. (1) Based on expected growth from 2005 to 2010 according to the U.S. Census. (Dual eligibles as a percentage of Medicare beneficiaries)

8 NYDOCS1 - #802532v39 /8 Strong Consolidated Revenue Growth Consolidated Operating Revenues(1) (1) Excludes Metro-North Reform contract. ($ in millions) '05 - '07 = 8.8% CAGR 9m '07 - 9m '08 = 14.4%

9 NYDOCS1 - #802532v39 /9 Consolidated Operating Income Consolidated Operating Income(1) (1) Excludes Metro-North Reform contract. ($ in millions) '05- '07 CAGR: 70.4% 9/07 - 9/08 -3.5%

10 NYDOCS1 - #802532v39 /10 Operating Margin Impact for 9 months Consolidated Operating Income Margin(1) (1) Excludes Metro-North Reform contract. Includes managed care net reserve development.

11 NYDOCS1 - #802532v39 /11 Managed Care Revenue Growth Managed Care Premium and Fee Revenue(1) (1) Excludes Metro-North Reform contract. ($ in millions) '05 - '07 CAGR: 6.7% 9m '07 - 9m '08 15.8%

12 NYDOCS1 - #802532v39 /12 Recent Increase in Medicare Patient Mix Membership by Segment 3Q 2008 3Q 2007 ^ 4Q 2007 ^ Commercial fully insured 411,524 415,055 (1%) 412,663 0% Commercial self funded 176,549 161,545 9% 161,588 9% Total commercial 588,073 576,600 2% 574,251 2% Reform 340,710 352,722 (3%) 353,694 (4%) Medicare 73,893 48,291 53% 49,245 50% Total Membership 1,002,676 977,613 3% 977,190 3%

13 NYDOCS1 - #802532v39 /13 Managed Care Medical Loss Ratio Medical Loss Ratio Note: Excludes Metro-North Reform contract. Medical loss ratio is calculated as claims incurred divided by premium revenue.

14 NYDOCS1 - #802532v39 /14 Managed Care MLR by Business - Recasted Medical Loss Ratio (1) Excluding changes in net development of reserves. Note: Medical loss ratio is calculated as claims incurred divided by premium revenue.

15 NYDOCS1 - #802532v39 /15 Good Progress on Administrative Expenses Administrative Expense Ratio Note: Excludes Metro-North Reform contract. Excludes net reserve development. Administrative expense ratio is calculated as operating expenses divided by the sum of premium and fee revenue.

16 NYDOCS1 - #802532v39 /16 Operating Revenue Operating Income Stable Results at Life and P&C Insurance Life Insurance P&C Insurance ($ in millions) ($ in millions) Operating Revenue Operating Income Note: 2005 shown on a comparable basis for the acquisition of GA Life completed in January 2006. (1) 2005 operating income adjusted to reflect estimated incremental expenses related to GA Life acquisition. (1) Margins Margins

17 NYDOCS1 - #802532v39 /17 Our Challenges and Opportunities Challenges Growth in higher-cost Medicare dual-eligible Slow-down in the Puerto Rico economy Puerto Rico Reform funding Opportunities Improve margins in Medicare Advantage in 2009 Continued improvement in Commercial MLR Pursuing acquisitions and stock repurchase

18 NYDOCS1 - #802532v39 /18 Targeting Cost Savings in Medicare Book Changes in Benefit Design More conservative bidding for 2009 Improved coding with provider audits Lower rebates on dual-eligibles Specialist referrals Utilization review of large IPAs

19 NYDOCS1 - #802532v39 /19 $40 Million Share Repurchase Program Value Creating Opportunity One year lock-up expires on 12/06/08 Class A and/or Class B shares Priority is to buy Class A shares Goal is to improve EPS $45 million in cash and investments available post buy-back

20 NYDOCS1 - #802532v39 /20 Strong Liquidity and Capital Base to Support Growth ($ in millions)

21 NYDOCS1 - #802532v39 /21 Current Outlook for 2008 as of Oct 30, 2008 Total Medical enrollment 4.0% - 4.5% Medicare Advantage enrollment 47% - 52% Consolidated operating revenue $1.73 billion - $1.76 billion Consolidated loss ratio 84.5% - 85.0% Managed Care MLR 88.5% - 89.0% Consolidated operating expense ratio 14.7% Shares outstanding 32.2 million EPS $1.72 - $1.82

22 NYDOCS1 - #802532v39 /22 A Focus on Growth in Shareholder Value Cross-Selling Opportunities New Products and New Customers Value-Added Acquisitions Growth in Medicare Advantage Margin Expansion Initiatives

Positioned for Profitable Growth 23 NYDOCS1 - #802532v39 /23